UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2019

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 975-4321

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On February 20, 2019, CBS Corporation (the “Company”) and CBS Operations Inc. (the “Guarantor”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule 1 thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell $500,000,000 aggregate principal amount of its 4.200% Senior Notes due 2029 (the “Notes”). The Notes are fully and unconditionally guaranteed by the Guarantor (the “Guarantees”).

The Notes were issued and sold on March 5, 2019 pursuant to the Company’s automatic shelf registration statement on Form S-3 dated November 3, 2017 (No. 333-221338) filed with the Securities and Exchange Commission (the “Registration Statement”). The Company is filing this Current Report on Form 8-K to file with the Securities and Exchange Commission certain documents related to the issuance of the Notes, each of which by this filing is hereby incorporated by reference into the Registration Statement.

The Notes are governed by the Amended and Restated Indenture, dated as of November 3, 2008, among the Company, the Guarantor and The Bank of New York Mellon, as trustee, as supplemented and amended by the First Supplemental Indenture, dated as of April 5, 2010, among the Company, the Guarantor and Deutsche Bank Trust Company Americas, as trustee.

The Underwriting Agreement is filed herewith as Exhibit 1.1. The Form of Note and the Form of Guarantee are filed herewith as Exhibits 4.1 and 4.2, respectively. The legal opinion relating to the validity of the Notes and the Guarantees is filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement dated February 20, 2019, among CBS Corporation, CBS Operations Inc. and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Note.

4.2	Form of Guarantee.

5.1	Opinion of Hogan Lovells US LLP regarding the validity of the Notes and the Guarantees.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION (Registrant)

By:	/s/ Christina Spade
	Name:	Christina Spade
	Title:	Executive Vice President, Chief Financial Officer

Date: March 5, 2019

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